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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported): October 2, 2002
                                                       ---------------

                            PHOTOELECTRON CORPORATION
             (Exact name of registrant as specified in its charter)

       Massachusetts                   0-21667                  04-3035323
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                     Identification No.)

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                             9 Executive Park Drive
                            North Billerica, MA 01862
                                 (978) 670-8777
        (Address, including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)

Item 5. Other Events

       Effective August 21, 2002, the registrant entered into a Distribution Agreement (the "Distribution Agreement") with Carl-Zeiss-Ziftung, dba Carl Zeiss, a trust foundation organized and existing under the laws of Germany ("Carl Zeiss"). The Distribution Agreement appoints Carl Zeiss as exclusive worldwide (other than Japan) distributor of the registrant's Photon Radiosurgery System and the registrant's INTRABEAM(TM) intra-operative radiosurgery system that combines the Photon Radiosurgery System with a counterbalanced surgical support stand and a set of applicators. Also included are all improvements, redesigns, successor models and other developments to such products and any device, component, part, accessory or consumable in or intended for use with any such product. The Distribution Agreement replaces the Development and Distribution Agreement with Carl Zeiss Oberkochen that expired August 21, 2002. Carl Zeiss has committed to certain minimum purchase requirements during the term of the Distribution Agreement. Attached as Exhibit 10.1 is a copy of the Distribution Agreement.

       Under an agreement with Cordis Corporation ("Cordis") dated as of February 5, 2001 (the "2001 Agreement"), the registrant agreed to develop for Cordis a miniature x-ray source for intravascular radiation therapy (the "X-Ray System") that would be subsequently distributed by Cordis. Effective September 6, 2002, the registrant and Cordis amended the 2001 Agreement

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(a) to grant the registrant sole authority to determine the amount of resources it will devote from time to time to its development efforts under the 2001 Agreement, and (b) if the registrant completes the product development efforts contemplated by the 2001 Agreement, to grant Cordis the option to proceed with the terms of the 2001 Agreement or, if Cordis elects not to proceed with the 2001 Agreement, to grant the registrant the exclusive right to manufacture and distribute the X-Ray System. Attached as Exhibit 10.2 is a copy of Amendment No. 1 to the 2001 Agreement.

Item 7. Financial Statements and Exhibits

(a)     Exhibits

10.1 Distribution Agreement dated as of August 21, 2002 by and between the registrant and Carl-Zeiss-Ziftung, dba Carl Zeiss (portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission)

10.2 Amendment No. 1 to Agreement, dated as of September 6, 2002, by and between the registrant and Cordis Corporation

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    PHOTOELECTRON CORPORATION


                                                    By: /s/ Timothy W. Baker
                                                        --------------------
                                                        Timothy W. Baker
                                                        President and Chief
                                                        Financial Officer

Dated: October 2, 2002

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                                  EXHIBIT INDEX

                  Exhibit No.                Description

                          10.1     Distribution Agreement dated as of
                                   August 21, 2002 by and between the
                                   registrant and Carl-Zeiss-Ziftung,
                                   dba Carl Zeiss (portions of this
                                   exhibit have been omitted pursuant
                                   to a request for confidential
                                   treatment and have been filed
                                   separately with the Commission)

                          10.2     Amendment No. 1 to Agreement, dated
                                   as of September 6, 2002, by and
                                   between the registrant and Cordis
                                   Corporation